GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class R and Class IR Shares of the

Goldman Sachs Growth and Income Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
(collectively, the “Funds”)

Supplement dated May 29, 2009 to the
Prospectus dated December 29, 2008 (the “Prospectus”)

Effective as of the date of this Supplement, the Class IR Shares of each Fund will be offered for investment to accounts established under certain fee-based programs, outside of retirement plans.

The following information supplements the Prospectus with additional information relating to purchases through such programs.

The following is added to the section “Fund Performance”:

     INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of

Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

The following return information replaces the return information in the first line of the “AVERAGE ANNUAL RETURN” table for the Goldman Sachs Growth and Income Fund in the section “Fund Performance”:

For the period ended December 31, 2007	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 2/5/93)
Returns Before Taxes	–4.16%	12.26%	2.89%	8.27%
Returns After Taxes on Distributions†	–6.26%	11.43%	2.19%	7.04%
Returns After Taxes on Distributions and Sale of Fund Shares†	–0.51%	10.63%	2.24%	6.72%

†	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The following return information replaces the return information in the first line of the “AVERAGE ANNUAL RETURN” table for the Goldman Sachs Large Cap Value Fund in the section “Fund Performance”:

For the period ended December 31, 2007	1 Year	5 Years	Since Inception
Class A (Inception 12/15/99)
Returns Before Taxes	–2.20%	12.73%	6.53%
Returns After Taxes on Distributions†	–3.44%	11.77%	5.86%
Returns After Taxes on Distributions and Sale of Fund Shares†	–0.11%	10.86%	5.46%

†	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The following return information replaces the return information in the first line of the “AVERAGE ANNUAL RETURN” table for the Goldman Sachs Mid Cap Value Fund in the section “Fund Performance”:

For the period ended December 31, 2007	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 8/15/97)
Returns Before Taxes	–2.76%	15.10%	10.22%	10.02%
Returns After Taxes on Distributions†	–4.57%	13.85%	8.99%	8.43%
Returns After Taxes on Distributions and Sale of Fund Shares†	0.16%	12.98%	8.51%	8.03%

†	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The following return information replaces the return information in the first line of the “AVERAGE ANNUAL RETURN” table for the Goldman Sachs Small Cap Value Fund in the section “Fund Performance”:

For the period ended December 31, 2007	1 Year	5 Years	10 Years	Since Inception
Class A (Inception 10/22/92)
Returns Before Taxes	–10.90%	12.94%	8.22%	10.98%
Returns After Taxes on Distributions†	–13.87%	11.22%	7.14%	9.59%
Returns After Taxes on Distributions and Sale of Fund Shares†	–4.48%	10.96%	6.91%	9.22%

†	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The following is added to the end of the section “WHO CAN BUY CLASS R AND CLASS IR SHARES” in the Shareholder Guide of the Prospectus:

Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”).

The following replaces the first paragraph in the section “HOW TO BUY, EXCHANGE AND SELL CLASS R AND CLASS IR SHARES” in the Shareholder Guide of the Prospectus:

Retirement Plans generally may open an account and purchase Class R and/or Class IR Shares through certain brokers, banks, registered investment advisers, financial planners, Retirement Plan administrators (“Authorized Dealers”) and other financial intermediaries. Either Class R or Class IR Shares may not be available through certain Authorized Dealers. Additional Shares may be purchased through a Retirement Plan’s administrator or recordkeeper.

The following is added after the second sentence in the section “HOW TO BUY, EXCHANGE AND SELL CLASS R AND CLASS IR SHARES—Information for Plan Participants” in the Shareholder Guide of the Prospectus:

Participants in Eligible Fee-Based Programs should contact their program sponsors for more information.

The following replaces the first bullet point in the second paragraph of the section “WHAT ELSE SHOULD I KNOW ABOUT CLASS R AND CLASS IR SHARE PURCHASES AND REDEMPTIONS?—What Should I Know About Redemptions?” in the Shareholder Guide of the Prospectus:

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, or in the event that a Fund is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.

The following replaces the section “SHAREHOLDER SERVICES—What Types Of Reports Will I Be Sent Regarding My Investment?” in the Shareholder Guide of the Prospectus:

The types of Reports you will be receiving depends on the related arrangements in effect with respect to your Retirement Plan or Eligible Fee-Based Program.

The following replaces the second sentence in the fourth paragraph of the section “RESTRICTIONS ON EXCESSIVE TRADING PRACTICES” in the Shareholder Guide of the Prospectus:

In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs and other group accounts.

The following replaces in its entirety the section “Taxation”:

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through a Retirement Plan or other tax-deferred account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Investors who invest through tax-deferred accounts, such as a Retirement Plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each Retirement Plan and plan participant should consult their tax advisers about investment through a tax-deferred account.

Distributions received from the Funds by investors who do not invest through tax-deferred accounts are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income. Any long-term capital gains distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Funds’ ex-dividend date. The amount of the Funds’ distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Funds’ securities lending activities or by a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing their taxable income. Rather than deducting these foreign taxes, a Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of the Funds before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

If your investment in the Funds is not made through a tax-deferred account, such as a Retirement Plan, sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a longterm capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Funds. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before September 1, 2010, of qualified interest income and short-term capital gains to non-U.S. investors. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the SAI.

This Supplement should be retained with your Prospectus
for future reference.

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EQVALRIRSTK 05-09